Exhibit 10.6

AMENDMENT 2009-1

TO THE

NONQUALIFIED SAVINGS AND

DEFERRED COMPENSATION PLAN FOR

EMPLOYEES OF

AMERICAN WATER WORKS COMPANY, INC.

AND ITS DESIGNATED SUBSIDIARIES

Pursuant to the authority reserved to the American Water Works Company, Inc. Board of Directors (the “Board”) under Section 8.01 of the Nonqualified Savings and Deferred Compensation Plan for Employees of American Water Works Company, Inc. and Its Designated Subsidiaries (the “Plan”), the Board hereby amends the Plan, effective as of February 6, 2009, as follows:

1. The last sentence of the first paragraph under Article I of the Plan is hereby amended in its entirety to read as follows:

“Lastly, certain Group I Employees and Group III Employees are eligible to receive additional contributions referred to as Special Contributions.”

2. Section 2.52 of the Plan is hereby amended in its entirety to read as follows:

“2.52 “Special Contribution” means the amount credited to the Plan for a Group I Employee and Group III Employee during the 2008 and 2009 Plan Years by AWW pursuant to Sections 4.01(d) and 4.03(c), respectively. The Group I Employees and Group III Employees who are eligible to receive the Special Contribution are those who are specifically designated as eligible to receive such under the Plan at the time of such Special Contribution. No other Group I Employees or Group III Employees are eligible to receive the Special Contribution.”

3. Section 4.01(d) of the Plan is hereby amended in its entirety to read as follows:

“(d) Special Contribution.

(i) During the 2008 Plan Year, AWW credited to the Special Contribution Account certain Special Contributions for the benefit of those Group I Employees who were specifically designated by the Board to receive such Special Contributions, the value of which was determined by the Board at such time. Only those Group I Employees who were specifically designated to receive the Special Contributions were eligible to receive such Special Contributions.

(ii) As soon as administratively practicable on or after February 6, 2009, AWW shall make a Special Contribution to the Special Contribution Account of each Group I Employee who is designated to receive the Special Contribution pursuant to this clause (ii) on the attached Exhibit E; provided, however, that each such specifically designated Group I Employee must be employed by the Employer on February 6, 2009, and qualify as a Group I Employee on such date. The Special Contribution pursuant to this clause (ii) for each such Group I Employee shall be equivalent in value to the amount set forth for such Group I Employee on the attached Exhibit E. Any Group I Employee who is not listed on the attached Exhibit E shall not be eligible to receive the Special Contribution pursuant to this clause (ii). The Special Contribution provided for in this clause (ii) shall be a one-time contribution.”

4. The last sentence of Section 4.01(e) of the Plan is hereby amended in its entirety to read as follows:

“The Plan Year election that shall apply as to the time of distribution for a Group I Employee’s

Special Contributions shall be the eligible Group I Employee’s 2008 Plan Year election for Special Contributions made pursuant to clause 4.01(d)(i), and 2009 Plan Year election for Special Contributions made pursuant to clause 4.01(d)(ii).”

5. The last sentence of Section 4.01(f) of the Plan is hereby amended in its entirety to read as follows:

“The Plan Year election that shall apply as to the form of distribution for a Group I Employee’s Special Contribution shall be the eligible Group I Employee’s 2008 Plan Year election for Special Contributions made pursuant to clause 4.01(d)(i), and 2009 Plan Year election for Special Contributions made pursuant to clause 4.01(d)(ii).”

6. The first sentence of Section 5.01 of the Plan is hereby amended in its entirety to read as follows:

“The Deemed Investment Options available under the Plan shall consist of those funds that the Committee has designated as the Deemed Investment Options under the Plan; provided, however, the Committee reserves the right, on a prospective basis, to add or delete Deemed Investment Options.”

7. The last sentence of Section 5.02 of the Plan is hereby deleted in its entirety from the Plan.

8. A new Exhibit E shall be added to the Plan to read as follows:

“EXHIBIT E”

SPECIAL CONTRIBUTION FOR 2009 PLAN YEAR

The following sets forth the Group I Employees who shall be eligible to receive the one-time Special Contribution as set forth in Sections 4.01(d)(ii) and the amount of the Special Contribution that each such Group I Employee shall be eligible to receive pursuant to such Section:

Employee Name	Amount of Special Contribution
Correll, Donald L.	$18,296.59
Monica, Laura L.	$5,058.14
Pape, Kathy L.	$1,796.76
Settelen Jr., John L	$1,256.87
Twadelle, Andrew S.	$1,466.52
Vallejo, Edward D.	$1,175.74
Wolf, Ellen C.	$9,543.47

9. In all respects not modified by this Amendment 2009-1, the Plan is hereby ratified and confirmed.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, and as evidence of the adoption of this Amendment 2009-1 to the Plan set forth herein, the Board has caused this instrument to be executed this 21st day of February, 2009.

American Water Works Company, Inc. Board of Directors

/s/ George W. Patrick
By:	George W. Patrick

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